FIRST AMENDMENT
TO
SHARE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO THE SHARE PURCHASE AGREEMENT (the “Amendment”) is entered into as of the 14th day of May 2010 and made effective as of the 16th day of April 2010 (the “Signing Date”), by and among VIASPACE INC., a Nevada corporation (the “Parent”), and Sung Hsien Chang (“Sung”), Hsiu Fen Su (“Cindy”), Chun Hao Chang (“Jason”) and Jay Chang (“Jay”), each being a resident of the State of Georgia, USA; and Green Solutions Group Ltd., a British Virgin Islands company (Green Solutions”)(Green Solutions, with Sung, Cindy, Jason and Jay, collectively, the “Shareholder”). For purposes of this Amendment, the phrase “Share Purchase Agreement” shall mean that certain agreement entitled “Share Purchase Agreement” entered into by and between Parent and Sung as of the Signing Date; and unless otherwise defined herein, capitalized terms and phrases shall have the meaning ascribed thereto in the Share Purchase Agreement.

WHEREAS, pursuant to the terms of the Share Purchase Agreement, Sung agreed to sell to Parent and Parent agreed to purchase from Sung the VGE Shares;

WHEREAS, the VGE Shares are owned by each Shareholder as described in that certain schedule entitled “Share Ownership by Each Shareholder,” which is attached hereto, marked as Schedule 1 and made a part hereof;

WHEREAS, each of Parent and Sung desire to amend the Share Purchase Agreement to add each other Shareholder as parties thereto and to cause VGE to amend and restate its existing 2009 Stock Incentive Plan so as to bring it into compliance with certain requirements under the laws of the United States;

NOW THEREFORE, for good and valuable consideration, including, without limitation, the promises and the mutual covenants contained herein, the Parties agree as follows:

Section 1. Amendments. Effective upon the Signing Date, the Share Purchase Agreement is hereby amended as follows:

(a)	The first paragraph to the Share Purchase Agreement shall be amended by deleting its entirety the words “Sung Hsien Chang, an individual resident of the State of Georgia (“Shareholder”),” and in lieu thereof the following shall be added:

Sung Hsien Chang (“Sung”), Sung Hsiu Fen Su (“Cindy”), Chun Hao Chang (“Jason”) and Jay Chang (“Jay”), each being a resident of the State of Georgia, USA; and Green Solutions Group Ltd, a British Virgin Islands company (“Green Solutions”)(Green Solutions, Sung, Cindy, Jason and Jay shall hereinafter be referred to collectively as the “Shareholder”).

(b)	The word “Shareholder” in the second line of Section 1.23 “Registration Rights Agreement” shall be deleted and the word “Sung” shall be added.

(c)	The word “Shareholder” each time it appears in each of Section 1.27 “Reversion Shares,” Section 1.32 “Secured Promissory Note” and Section 1.38 “Stock Pledge Agreement” shall be deleted, and the word “Sung” shall be added in lieu thereof.

(d)	Section 2.1 shall be amended as follows:

(i)	The following two new sentences shall be added as the second and third sentences thereof:

The Parent Shares shall be allocated to each Shareholder in accordance with Schedule 1, entitled “Share Ownership by Each Shareholder.” Notwithstanding any other provision of this Agreement to the contrary, the Parent Preferred Stock, Secured Promissory Note and all other Security Documents shall be issued in favor of Sung, and no other Shareholder.

(ii)	The word “Shareholder” shall be deleted from the last sentence of Section 2.1, and in lieu thereof, the word “Sung” shall be added thereto.

(e)	The schedule entitled “Definition Schedule” is hereby added to the Share Purchase Agreement, which schedule is attached hereto, marked as Schedule 2 and made a part hereof.

(f)	Section 4.2.2 is hereby amended to delete the word “Shareholder” in each instance it appears, and in lieu thereof, the words “Sung, Cindy and Green Solutions” shall be added thereto.

(g)	Section 6.4 shall be deleted in its entirety and, in lieu thereof, the following new sentence shall be added:

As soon as reasonably practicable following the Closing, but in no event later that 14 business days, Sung shall cooperate, to include voting as a member of the board thereof, with VGE, IPA BVI China and IPA China to cause VGE’s CEO to have the power to co-endorse with Sung corporate checks on behalf of VGE, IPA BVI and IPA China, respectively.

(h)	Section 10.4 of the Share Purchase Agreement shall be deleted in its entirety and, in lieu thereof, the following section shall be added thereto:

Neither Parent, on the one hand, nor Shareholder (taken together for this purpose), on the other hand, shall be entitled to indemnification pursuant to this Section unless and until the aggregate amount of damages incurred by it or them (taken together) with respect to such matters exceeds $10,000, at which time, such Person shall be entitled to indemnification for the total amount of such damages in excess of $10,000.

(i) The second sentence of Section 10.5 of the Share Purchase Agreement shall be deleted in its entirety and, in lieu thereof, the following section shall be added thereto:

Except in the case of gross negligence, fraud or willful and intentional acts or omissions, neither Parent, on the one hand, nor Shareholder (taken together for this purpose), on the other hand, shall be liable to the other for special, incidental, indirect, consequential or exemplary damages resulting from the acts or omissions of the other or for any other damages, fees, costs or expenses, direct or otherwise, in excess of One Hundred Thousand Dollars ($100,000).

(j) Schedule 7.4.5 is hereby amended to delete the date “March 25, 2010,” and in lieu thereof adding the date “May 14, 2010.”

Section 2. Parent hereby agrees to use its commercially reasonable efforts to cause VGE to prepared, adopt and implement as soon as reasonably practicable an amended and restated stock incentive plan pursuant to which the options reflected in the Share Purchase Agreement shall be granted.

Section 3. Each of the Parties to this Amendment acknowledge and agree that, except as modified hereby, all of the terms and provisions of the Share Purchase Agreement shall remain in full force and effect.

Section 4. This Amendment and the Share Purchase Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior or contemporaneous agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any Party hereto unless made in writing and signed by all Parties hereto.

Section 5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail shall be effective as delivery of a manually executed counterpart hereof. If any portion of this Amendment or application thereof is held invalid, the invalidity shall not affect other provisions of this Amendment that can be given effect without the invalid provision or application and, to this end, the provisions of this Amendment are declared to be severable.

Section 6. This Amendment shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns in accordance with the Share Purchase Agreement.

Section 7. Should a conflict arise or otherwise exist between the terms and conditions of the Share Purchase Agreement and this Amendment or any interpretation thereof, each of the Parties agree that the terms and conditions of this Amendment shall prevail.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

PARENT

VIASPACE, Inc.

By:
Name:
Title:

SHAREHOLDER

SUNG HSIEN CHANG

HSIU FEN SU

CHUN HAO CHANG

JAY CHANG

GREEN SOLUTIONS GROUP LTD.

By:
Name:
Title:

SCHEDULE 1

SHARE OWNERSHIP BY EACH SHAREHOLDER

Each of the following individuals own the number of Shares of VGE Common Stock reflected adjacent to his, her or its name:

Shareholder	Number of Shares of	Number of Shares of	Certificate Nos.
	VGE Shares Owned	VGE Shares To Be
		Sold
Sung	5,630,000*	5,630,000	#1, #2, #63, #64

Cindy	350,000	350,000	#49, #50

Jason	200,000	200,000	#43, #44

Jay	200,000	200,000	#55, #56

Green Solutions Group Ltd	526,000	126,000	#47, #48 (20,800 shares of 420,800)

The “VGE Shares”	6,906,000	6,506,000

*Comprised of the Reversion Shares and the Sung Original Issue Shares (as defined below).

Allocation of Parent Shares to each Shareholder shall be as follows:

Shareholder	Allocation of	Percentage of
	Acquisition Common	Acquisition Common
	Shares	Shares Among
		Shareholders
Sung	209,127,760	87%

Cindy	13000838	5%

Jason	7429050	3%

Jay	7429050	3%

Green Solutions Group Ltd	4680302	2%

Acquisition Common Shares	241667000	100%

SCHEDULE 2

DEFINITION SCHEDULE

For purposes of Section 4.1.3 of the Share Purchase Agreement, the following terms and phrases shall have the meaning ascribed thereto as follows:

“VGE Shares” shall mean the 6,506,000 shares of VGE ordinary shares represented by:

(a) The 5,630,000 shares owned by Sung (as evidenced by the Reversion Shares (represented by Certificate Nos. 1 and 2) and the Sung Original Issue Shares (as defined below);

(b) The shares held by Cindy (as evidenced by Certificates Nos. 49 and 50 in the amount of 70,000 and 280,000, respectively);

(c) The shares held by Jason (as evidenced by Certificates Nos. 43 and 44 in the amount of 40,000 and 160,000, respectively);

(d) The shares held by Jay (as evidenced by Certificates 55 and 56 in the amount of 40,000 and 160,000, respectively; and

(e) The shares held by Green Solutions (as evidenced by Certificates 47 and 48 in the amount of 105,200 and 420,800, provided, however, that Certificate 48 will be broken up into two certificates for 20,800 and 400,000 shares, respectively, with the first of such certificates in the amount of 20,800 shares being transferred to Parent and the second of such certificate in the amount of 400,000 shares being retained by Green Solutions).

“Sung Original Issue Shares” shall mean those VGE Shares as evidenced by Certificates 63 and 64 in the amount of 106,000 and 424,000, respectively and issued in the name of Sung H. Chang.

“IPA BVI Equity” shall mean those shares of common stock (par value $1.00 per share) evidenced by stock certificates COM 101 and COM 102, dated the 24th day of February 2003.

“IPA China Equity” shall mean that equity interest evidenced by the documentation attached hereto as Exhibits 1, 2 and 3.

IPA BVI Equity owned by VGE shall mean the IPA BVI Equity.

IPA BVI Equity owned by VGE prior to Closing” shall mean those shares of common stock evidenced by certificate COM101 dated the 24th day of February 2003, which certificate was endorsed by Sung H. Chang and transferred to VGE as of the 21st day of October 2008.
“rights held by VGE in the IPA BVI Equity” shall mean any claim VGE may have had to the “IPA BVI Equity owned by Shareholder prior to Closing.”

“rights held by IPA BVI and Shareholder in IPA China” shall mean any claims IPA BVI or Shareholder had in and to the IPA China Equity.

“IPA BVI Equity owned by Shareholder prior to Closing” shall mean those shares of common stock evidenced by certificate COM102 dated the 24th day of February 2003 and issued in the name of Sung H. Chang.